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                                                                    Exhibit 99.1
                                                                    ------------




[TRANSPRO LOGO]
The Heat Transfer Professionals
                                       NYSE: TPR











                               [GRAPHICS OMITTED]










PRESENTED BY
CHARLEY JOHNSON
PRESIDENT AND CEO





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                             SAFE HARBOR STATEMENT

Statements included in this presentation, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K contains certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company. In particular, statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates.




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                              PRESENTATION OUTLINE


     o    Company Description

     o    Key Investment Points

     o    Industry Trends

     o    Company Attributes in Support of Investment Points

     o    Financial Outlook

     o    Questions







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                          TRANSPRO (NYSE:TPR) OVERVIEW


     o Customer focused manufacturer and marketer of heat exchangers including radiators, heater cores, and condensers as well as air conditioning components for automotive, truck, and industrial applications

     o    Annual sales of over $200 million

     o Products are sold into the Aftermarket (85%) and Original Equipment (15%) Channels

     o Operate through 59 Company controlled distribution locations and 15 manufacturing plants across North America

     o    Employ approximately 1,600 people










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                              KEY INVESTMENT POINTS


     o    Market leadership in heat transfer products for the aftermarket

          o    Low cost supplier

     o    Premier customer base

          o Opportunity to expand business with current customers and acquire new customers

     o    Investment opportunity

          o    Experienced leadership team

          o    Producing positive outlook

          o    Improvements in gross margins continue









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                          HEAT TRANSFER INDUSTRY TRENDS


     o    Positives

          o Population of autos and light trucks in the prime repair age of 6-11 years is projected to grow faster than the overall vehicle population due to the heavier new car sales in the early-mid 90s

          o Total miles driven increasing at rate of 1.0 - 1.5% per year based on larger vehicle population and more mileage per vehicle

          o Major aftermarket retailers increasing participation in heat exchange products for autos and light trucks

     o    Challenges---> Opportunities

          o Changes in customer buying habits result in greater emphasis on total line management . . . A Transpro strength

          o    Longer accounts receivable payment cycles . . .
               Stronger customer relationships

          o    Improved OEM quality . . . Impact may be behind us

          o    Cyclical heavy-duty truck market . . . Down---> Up







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                           STRATEGIC CORPORATE VALUES


[GRAPHIC OMITTED]     An exemplary corporate citizen

[GRAPHIC OMITTED]     Employing exceptional people

[GRAPHIC OMITTED]     Dedicated to world-class quality standards

[GRAPHIC OMITTED]     Market leadership through superior customer service

[GRAPHIC OMITTED]     Committed to exceptional financial performance








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                            AFTERMARKET LEADERSHIP IN
                             HEAT TRANSFER PRODUCTS


             o   A leading supplier to the Auto & Light Truck and Heavy Duty
[GRAPHICS        aftermarket in North America
OMITTED]
                 o  Complete radiators          o  Air-conditioning components

                 o  Heater cores                o  Condensers

                 o  Heavy-duty radiator cores   o  Charge air coolers

                                                o  Complete heavy-duty radiators

             o High quality products utilizing the latest technologies designed to respond to customer needs in both the Auto & Light Truck and Heavy Duty segments

             o Broad product line - widest application coverage in market for major products

             o Expansive distribution network supplying four sales channels: auto parts retailers; radiator shops; specialty cooling parts warehouse distributors; and general auto parts warehouse distributors

             o   Products sold through more than 15,000 customer outlets







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                              PREMIER CUSTOMER BASE

[GRAPHICS        o   Serve 95% of the major automotive aftermarket retailers
OMITTED]
                 o   Strong customer relationships across multiple product lines



              AUTO & LIGHT TRUCK                   HEAVY DUTY

                                               |
                                               |
[ADVANCE AUTO PARTS LOGO]     [PEP BOYS LOGO]  |  [CUMMINS LOGO]     [MACK LOGO]
                                               |
                                               |
                                               |
               [AUTOZONE LOGO]                 |          [OSHKOSH LOGO]
                                               |
                                               |
                                               |
[O'REILLY AUTO PARTS LOGO]    [CARQUEST LOGO]  |        [PACCAR INC LOGO]
                                               |
                                               |
                                               |
     [CSKAUTO LOGO]          [AUTOVALUE LOGO]  |
                                               |
                                               |



                Logos are trademarks of their respective owners


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                                LOW COST SUPPLIER

[GRAPHICS           o    Manufacture copper/brass and aluminum heat transfer
OMITTED]                 products at low cost, high quality facility in Mexico

                    o    Source products at low costs from all over the World

                    o    Culture of continuous cost improvement












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                                 IMPROVEMENTS IN
                             GROSS MARGINS CONTINUE


                               [GRAPHICS OMITTED]


2002        18.8%            20.3%

2001        11.7%            11.9%              20.6%              7.3%

           First            Second             Third              Fourth
           Quarter          Quarter            Quarter            Quarter





*Prior year amounts have been adjusted to correspond with current year classifications of expenses.



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                         OPPORTUNITY TO EXPAND BUSINESS
                           WITH CURRENT CUSTOMERS AND
                             ACQUIRE NEW CUSTOMERS


[GRAPHICS      o    Current Customers
OMITTED]
                    o    Line expansion

                    o Same store sales growth of auto parts retailers averaging 7% year to date

                    o Supported by favorable market fundamentals (covered earlier)

               o Significant opportunity to grow Air Conditioning business by leveraging relationships with major heat exchanger customers

               o    Expand through acquisition and/or addition of new products

               o 2002 achievements . . . new business wins amount to approximately $22 million annualized including:

                    o Named by CSK Auto as primary supplier of its air conditioning product line - represents extension of CSKs business relationship with Transpro on heat exchangers

                    o    Named by Advance Auto Parts as its radiator supplier




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                             INVESTMENT OPPORTUNITY

                             Parameters to consider:



                                                               S&P SmallCap
Recent Price (As of 9/13/02): $5.11               TPR          600 Index
--------------------------------------------------------------------------------

Price/Book Value:                                 0.72x        1.78x
  o    Clean balance sheet
  o    Earnings turning positive

Price/Sales (TTM):                                0.17x        0.73x
  o    Higher margin
  o    Market position


















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                          CONSOLIDATED INCOME STATEMENT


                                                      Six months ended June 30
                                                      ------------------------

                                                           2002            2001
--------------------------------------------------------------------------------
Sales                                                 $ 113,434       $ 101,077

Gross margin                                             22,259          11,984
SG&A expenses                                            18,564          19,005
Restructuring and other special charges                     183              --
                                                      ---------       ---------

Operating income (loss)                                   3,512          (7,021)
Interest expense                                          1,687           2,394
Income tax expense (benefit)                             (3,476)         (3,358)
Cumulative effect of accounting
   change, net of tax                                    (4,671)             --
Loss on debt extinguishment, net of tax                      --            (380)
                                                      ---------       ---------
Net income (loss)                                     $     630       $  (6,437)
                                                      =========       =========

Diluted net income (loss) per share                   $    0.09       $   (0.99)
                                                      =========       =========


Note: The income tax benefit in 2002 includes $3.8 million due to a reduction in the tax valuation reserve. As of 6/30/02, approximately $5.1 million of the tax valuation remained to be reversed.



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                           CONSOLIDATED BALANCE SHEET


                                             6/30/2002   12/31/2001    6/30/2001
--------------------------------------------------------------------------------

Accounts receivable, net                      $ 54,211     $ 30,940     $ 38,747
Inventories, net                                61,687       60,180       64,372
Other current assets                             3,353        4,824       14,110
Net property, plant and equipment               25,615       24,469       25,253
Goodwill, net                                        0        4,671        6,669
Other assets                                     4,494        4,599        2,348
--------------------------------------------------------------------------------
Total assets                                  $149,360     $129,683     $151,499
================================================================================

Accounts payable                              $ 27,297     $ 20,316     $ 16,705
Accrued liabilities                             17,871       14,458       14,962
Total debt                                      46,368       37,663       48,428
Other long-term liabilities                      8,276        8,281        6,398
Stockholders' equity                            49,548       48,965       65,006
--------------------------------------------------------------------------------
Total liabilities and
     stockholders' equity                     $149,360     $129,683     $151,499
================================================================================



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                                    CASH FLOW

                                                        Six months ended June 30
                                                        ------------------------
                                                             2002         2001
--------------------------------------------------------------------------------
Cash flows from operating activities:
Net income (loss)                                        $    630     $ (6,437)

Adjustments to reconcile net income (loss)
to net cash used in operating activities:
   Depreciation and amortization                            2,430        3,050
   Cumulative effect of accounting change                   4,671           --
   Provision for uncollectible accounts receivable            765          486
   Loss on extinguishment of debt                              --          380
Changes in operating assets and liabilities:
   Accounts receivable                                    (24,036)      (5,079)
   Inventories                                             (1,507)      10,914
   Accounts payable                                         6,981       (5,266)
   Accrued expenses                                         3,413       (1,589)
   Other                                                    1,447        1,277
--------------------------------------------------------------------------------
Net cash used in operating activities                      (5,206)      (2,264)
--------------------------------------------------------------------------------

Capital expenditures, net of sales and retirements         (3,385)      (1,251)
--------------------------------------------------------------------------------
Net cash provided by financing activities                   8,576        3,343
--------------------------------------------------------------------------------
Decrease in cash and cash equivalents                    $    (15)    $   (172)
================================================================================





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                                FINANCIAL OUTLOOK


          o Expect revenue growth and profitability before restructuring and other special charges for full year 2002

          o Plan to reach $50 million in shareholders' equity has been accepted by NYSE

          o Expect to be profitable in third quarter and show continued gross margin improvement

          o    Restructuring program, which began in Q3'01, to be completed in
               2003

               o At the end of the second quarter 2002, $4.8 million of the $7 million had been recorded

               o Announced closure of Maquoketa, Iowa facility with a total charge of approximately $1 million to be recorded in the third and fourth quarter

          o    Improved inventory turns

          o    Long-term goal to reach 5% to 8% return on sales after tax






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                              KEY INVESTMENT POINTS


     o    Market leadership in heat transfer products for the aftermarket

     o    Premier customer base

     o    Investment opportunity













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